UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

Unicorp, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713)402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 10, 2008, Mr. Carl A. Chase resigned as a directorfrom the Company and as the Company’s chief financial officer, both resignations are effective April 10, 2008.

On March 14, 2008, Mr. Steven M. Plumb, age 48,was appointed to serve as the Company’s chief financial officer(“CFO”)as a result of Mr. Chase’s resignation.  Mr. Plumb is a CPA licensed to practice in Texas. Mr. Plumb is a financial manager and senior executive experienced in operations, finance and marketing. Mr. Plumb is the president of Clear Financial Solutions, Inc. a business consulting firm that assists public and private companies with financing, operations improvement, outsourced accounting, SEC reporting, mergers and acquisitions, and financial analysis. From 2002 through 2004, Mr. Plumb served as Vice President and Chief Financial Officer of Adventrx Pharmaceuticals, Inc. Prior to this, Mr. Plumb served as the Chief Financial Officer of DePelchin Children's Center, and as controller of Memorial City Rehabilitation Hospital in Houston, Texas.  Mr. Plumb is a former auditor and consultant with KPMG. Mr. Plumb earned his BBA degree in accounting from the University of Texas at Austin.  In connection with his appointment, the Company and Mr. Plum entered into an agreement pursuant to which Mr. Plumb will be compensated approximately $6,000 per month.  Mr. Plumb will also be entitled to receive an option to purchase 500,000 shares of the Company’s common stock under the Company’s 2007 Stock Option Plan at a purchase price of $0.10 per share.  The Company will reimburse Mr. Plumb for all reasonable business expenses incurred in performing his duties as CFO.  The agreement is for a period of one year and will continue to be automatically renewed for additional one year periods unless cancelled by either party with 60 days written notice.

Item 9.01                       Financial Statements and Exhibit

(d)            Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

99.1	Mr. Chase’s Letter of Resignation dated March 10, 2008
99.2	Agreement with Mr. Plumb dated March 14, 2008

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICORP. INC.

By: /s/ Kevan Casey
                                                                                      Kevan Casey, Chief Executive Officer

DATE: March 14, 2008

EXHIBIT INDEX

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

99.1	Mr. Chase’s Letter of Resignation dated March 10, 2008
99.2	Agreement with Mr. Plumb dated March 14, 2008